UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 9, 2005

                        Commission File Number 2-97360-A

                        NATIONAL INVESTMENT MANAGERS INC.
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               Florida                              59-2091510
  --------------------------------        -------------------------------
   (State or other jurisdiction of        (I.R.S. Employer Identification
    incorporation or organization)                     Number)

                          830 Third Avenue, 14th Floor
                               New York, NY 10022
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               (Address of principal executive offices) (Zip Code)


                                 (212) 355-1547
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                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition of Assets

This Form 8-K/A amends the Current Report on Form 8-K (the "Initial Report") of National Investment Managers Inc. (the "Company"), filed on March 15, 2005, disclosing that on March 9, 2005, the Company had acquired Duncan Capital Financial Group, Inc. in exchange for the issuance by us of 12,040,000 shares of our common stock. The sole purpose of this amendment is to provide the audited financial statements for the period as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were excluded from the original filing in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Unaudited Pro Forma Combined Condensed Financial Statements of National Investment Managers Inc. and Duncan Capital Financial Group, Inc. (Incorporated by reference to pages F-2 through F-7 of the Company's Registration Statement on Form SB-2 (File No. 333-124161), filed on April 19, 2005).

(b) Financial Statements of Fast Eddie Racing Stables, Inc. - December 31, 2004 and December 31, 2003 (Incorporated by reference to pages F-8 through F-18 of the Company's Registration Statement on Form SB-2 (File No. 333-124161), filed on April 19, 2005).

(d) Consolidated Financial Statements of Duncan Capital Financial Group, Inc. and Subsidiaries - December 31, 2004 (Incorporated by reference to pages F-19 through F-34 of the Company's Registration Statement on Form SB-2 (File No. 333-124161), filed on April 19, 2005).

(e) Combined Financial Statements of Pension Administration Services, Inc, and Affiliates - December 31, 2004 and December 31, 2003 (Incorporated by reference to pages F-35 through F-45 of the Company's Registration Statement on Form SB-2 (File No. 333-124161), filed on April 19, 2005).

(d)   Exhibits: None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL INVESTMENT MANAGERS INC.


Date: April 20, 2005                       By: /s/ Richard E. Stierwalt
                                               -------------------------
                                           Richard E. Stierwalt
                                           President and CEO